UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

June 9, 2011
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4 Avenue S.W.
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 5.07.                      Submission of Matters to a Vote of Security Holders

(a)	On June 9, 2011 the Annual Meeting of Stockholders of GeoGlobal Resources Inc. was held.

(b)
At the Annual Meeting of Stockholders, the first order of business was to consider the election of five Directors being, Mr. Jean Roy, Mr. Paul Miller, Mr. Michael Hudson, Mr. David Conklin and Mr. Anoop Poddar.  The total number of shares represented by shareholders present in person and by proxy at the meeting was 63,032,348 shares of common stock representing 76.17% of the eligible votes.  The poll of stock present at the Meeting was completed and the final results were as follows:

	Votes
Nominee	For	Withheld	Non-votes

Jean Roy	41,769,771	208,000	20,751,577

Paul Miller	41,845,680	132,091	20,751,577

Michael Hudson	41,676,680	301,091	20,751,577

David Conklin	41,698,470	279,301	20,751,577

Anoop Poddar	41,820,400	157,371	20,751,577

The second order of business was to consider and take action on a proposal to approve the amendment to the Certificate of Incorporation to increase the number of shares of common stock authorized for issuance to 200,000,000 shares from 125,000,000 shares.  The poll of stock present at the Meeting was completed and the final results were as follows:

In Favor Of	Against	Abstain
59,324,667	3,359,355	45,326

The third order of business was to take action on the advisory (non-binding) vote on Executive Compensation.  This non-binding advisory vote to approve the compensation of our executive officers as disclosed pursuant to the compensation disclosure rules of the SEC is referred to as the “say-on-pay” vote.  The poll of stock present at the Meeting was completed and the final results were as follows:

In Favor Of	Against	Abstain	Non-votes
41,339,957	611,114	26,700	20,751,577

The fourth order of business was to take action on the advisory (non-binding) vote on how frequently Stockholders should vote to approve the compensation of our executive officers.  This non-binding advisory vote is referred to as the “say-on-frequency” vote and the proposal was to hold a non-binding advisory vote every year to approve the compensation of our executive officers as disclosed pursuant to the compensation disclosure rules of the SEC.  The poll of stock present at the Meeting was completed and the final results were as follows:

In Favor Of 1 Year	In Favor of 2 Years	In Favor of 3 Years	Abstain	Non-votes
41,334,063	277,503	295,829	70,376	20,751,577

Item 8.01.                        Other Events.
On June 9, 2011, GeoGlobal Resources Inc. (GeoGlobal) issued a press release announcing a review of strategic alternatives by management and an external advisor.  The press release is attached hereto as Exhibit 99.1.

The information in this report and the related exhibits are being “furnished” and are not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not subject to the liabilities of that section unless we specifically incorporate it by reference in a document filed under the Securities Act or the Exchange Act.  By furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01.                        Financial Statements and Exhibits.
(d) Exhibits.                    The following exhibits are furnished with this report:
Exhibit 99.1                     Press Release of GeoGlobal Resources Inc. dated June 9, 2011.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 14, 2011

GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Paul B. Miller
Paul B. Miller
President and CEO

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of GeoGlobal Resources Inc. dated June 9, 2011.